UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

GLOBIS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39786	85-2703418
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

805 3rd Avenue, 15th floor

New York, New York

10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: 212-847-3248

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one Warrant to acquire one share of Common Stock	GLAQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	GLAQ	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	GLAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K filed on December 15, 2020, Globis Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), which included the exercise in full of the underwriters’ option to purchase an additional 1,500,000 Units to cover over-allotments, on December 15, 2020. Each Unit consists of one share of common stock of the Company, $0.0001 par value per share (the “Common Stock”), and one redeemable warrant (the “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000 (before underwriting discounts and commissions and offering expenses).

As also previously disclosed, simultaneously with the closing of the IPO, the Company consummated the private sale of 4,188,889 warrants (the “Private Placement Warrants”) at a price of $0.75 per Private Placement Warrant to Globis SPAC LLC and Up and Up Capital, LLC, generating gross proceeds of $3,141,667. In addition, Up and Up Capital, LLC purchased an aggregate of 100,833 units (the “Placement Units”) at a purchase price of $10.00 per Placement Unit, or $1,008,333 in the aggregate (collectively with the sale of the Private Placement Warrants, the “Private Placements”).

The net proceeds from the IPO, together with certain of the proceeds from the Private Placements, $116,150,000 in the aggregate, were placed in a trust account established for the benefit of the Company’s public stockholders with Wilmington Trust Company acting as trustee. An audited balance sheet as of December 15, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placements has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Balance Sheet dated December 15, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2020

GLOBIS ACQUISITION CORP.

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Chief Executive Officer and Chief Financial Officer